                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 1996

                          EL PASO NATURAL GAS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     1-2700                  74-0608280
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      JURISDICTION                                     IDENTIFICATION NUMBER)
    OF INCORPORATION)

       ONE PAUL KAYSER CENTER
      100 NORTH STANTON STREET
           EL PASO, TEXAS                     79901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 541-2600


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ITEM 5. OTHER EVENTS

  On October 21, 1996, El Paso Natural Gas Company ("El Paso") filed with the Securities and Exchange Commission Amendment No. 1 to the Preliminary Schedule 14A of El Paso (File No. 1-2700), which includes the preliminary proxy materials (the "Preliminary Joint Proxy Statement-Prospectus") to be furnished to the stockholders of El Paso and to the stockholders of Tenneco Inc. ("Tenneco") in connection with the merger of an indirect wholly owned subsidiary of El Paso with and into Tenneco and certain other related transactions. The Preliminary Joint Proxy Statement-Prospectus is incorporated by reference herein and is filed as Exhibit 99 of this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits:

  See the Exhibit Index following the signature page of this Report, which is incorporated by reference herein.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          EL PASO NATURAL GAS COMPANY

                                                  /s/ Jeffrey I. Beason
                                          By: _________________________________
                                                    Jeffrey I. Beason
                                             Vice President, Controller and
                                                        Treasurer

Date: October 22, 1996

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                          EL PASO NATURAL GAS COMPANY

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT

                        DATE OF REPORT: OCTOBER 22, 1996

 EXHIBIT
 NUMBER                     DESCRIPTION
 -------                    -----------
   23    Consent of Coopers & Lybrand L.L.P.
   99    Preliminary Joint Proxy Statement-Prospectus.

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